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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: July 21, 2000
                        (Date of earliest event reported)




                            BELL ATLANTIC CORPORATION
                         (d/b/a VERIZON COMMUNICATIONS)
             (Exact name of registrant as specified in its charter)




              Delaware                               1-8606                                23-2259884
    (State or other jurisdiction of          (Commission File Number)         (I.R.S. Employer Identification No.)
            incorporation)


   1095 Avenue of the Americas,
   New York, New York                                                                        10036
   (Address of principal executive                                                         (Zip Code)
               offices)


       Registrant's telephone number, including area code: (212) 395-2121



                                 Not applicable
          (Former name or former address, if changed since last report)



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits.

                  99 Press Release, dated July 21, 2000, issued by Verizon Communications.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           Bell Atlantic Corporation
                                     ---------------------------------------
                                                 (Registrant)

Date:  July 21, 2000                          /s/ Marianne Drost
      ---------------                ---------------------------------------
                                                   Marianne Drost
                                     Senior Vice President, Deputy General
                                                  Counsel and
                                              Corporate Secretary




















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                                  EXHIBIT INDEX

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
EXHIBIT
NUMBER              DESCRIPTION
-------             -----------

  99                Press Release, dated July 21, 2000, issued by Verizon
                    Communications.
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